EXHIBIT 10.14


                 AMENDMENT TO THAT CERTAIN PROMISSORY NOTE DATED
         MARCH 31, 1999 IN THE AMOUNT OF $2,000,000.00 EXECUTED BY LARI
           ACQUISITION COMPANY, INC. (THE `PAYOR") IN FAVOR OF EMANUEL
             WEINTRAUB INTER VIVOS TRUST (THE "LENDER") (THE "NOTE")
--------------------------------------------------------------------------------

This Amendment is dated for reference the 1st day of August, 1999.

WHEREAS:

A. As presently structured, the Payor is obligated to pay to the Lender the sum of $55,555.55 per month under the Note;

B. The Payor wishes to lower its monthly payments under the Note and the Lender has agreed to accommodate the Payor's request on the terms and conditions of this Amendment; and

C. The parties to this Amendment have agreed that the Lender will defer $15,555.55 of the present monthly payment under the Note with a balloon payment of $497,777.60, plus interest as set forth below in Section 2(b), all said deferred sums with interest thereon, to be paid by the Payor to the Lender on March 31, 2002;

NOW THEREFORE, in consideration of the mutual covenants, agreements, warranties and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree with each other as follows:

1. All capitalized terms in this Amendment shall have the meaning as defined in the Note.

2. The first paragraph of the Note is amended such that, effective as of August 1, 1999, the Payor agrees to pay the Lender, or order, the Principal Sum, until fully paid, as follows:

     a. $40,000 per month, payable on the last day of the month commencing on August 31, 1999 and continuing through and including March 31, 2002; and

     b $15,555.55 per month for 32 months payable on March 31, 2002, together with interest at the rate of 9% per annum, calculated as simple annual interest, to accrue monthly from and after August 31, 1999, until fully paid, on any unpaid sum of such amount.

3. Except as otherwise expressly modified herein, the Note remains in full force and effect.

4. As of the date of execution of this Amendment, the Payor represents that it is not aware of arty facts giving rise to any set-off rights against the Lender.

5. It is expressly acknowledged that the Note, as amended, continues to be subject 10 that security interest granted pursuant to that certain security agreement between the Payor, the Lender and other parties dated March 31, 1999.

6. All dollar amounts referred in this Amendment are stated in United States of America currency.

7. This Amendment may be executed in any number of counterparts, each of which when delivered shall be deemed to be an original and all of which together shall constitute one and the same document. A signed facsimile or telecopied copy of this Amendment shall be effectual and valid proof of execution and delivery.


IN WITNESS WHEREOF the parties hereto have duly executed this Amendment as of the day and year first above written.

LARI ACQUISITION COMPANY, INC.

Per: /s/ Illegible
     ----------------------------------
     Authorized Signatory


EMANUEL WEINTRAUB INTER VIVOS TRUST


Per: /s/ Emanuel Weintraub
     ----------------------------------
     Emanuel Weintraub, Trustee


The undersigned hereby acknowledges that it approves this Amendment and it is expressly acknowledged by the undersigned that this Amendment does not change any of its obligations pursuant to that certain guaranty executed by the undersigned in favor of the Lender and dated March 31, 1999.


THE NEPTUNE SOCIETY, INC.
(formally, Lari Corp.)


Per:
     ----------------------------------
     Authorized Signatory